                     PRELIMINARY BACKGROUND INFORMATION FOR
                    COPELCO CAPITAL FUNDING LLC 99-1 (ISSUER)
                        LEASE-BACKED NOTES, SERIES 1999-A

     $[139,000,000] [TBD]% Class A-1 Lease-Backed Notes, Series 1999-A $[ 95,000,000] [TBD]% Class A-2 Lease-Backed Notes, Series 1999-A $[110,000,000] [TBD]% Class A-3 Lease-Backed Notes, Series 1999-A $[ 90,000,000] [TBD]% Class A-4 Lease-Backed Notes, Series 1999-A $[ 75,613,000] [TBD]% Class A-5 Lease-Backed Notes, Series 1999-A
     $[ 13,029,000]   [TBD]% Class B Lease-Backed Notes, Series 1999-A
     $[ 10,134,000]   [TBD]% Class C Lease-Backed Notes, Series 1999-A
     $[ 15,925,000]   [TBD]% Class D Lease-Backed Notes, Series 1999-A







The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Issuer. PSI makes no representations as to the accuracy of such information provided to it by the Issuer. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                     PRELIMINARY BACKGROUND INFORMATION FOR
                    COPELCO CAPITAL FUNDING LLC 99-1 (ISSUER)
                        LEASE-BACKED NOTES, SERIES 1999-A


                               PRICING INFORMATION

                        Class A-1            Class A-2          Class A-3               Class A-4
Approximate
Face Amount:            [$139,000,000]       [$95,000,000]      [$110,000,000]          [$90,000,000]

Exp. Ratings
(Moody's/Fitch/Duff):   [P-1/F1+,AAA/D-1+]   [Aaa/AAA/AAA]      [Aaa/AAA/AAA]           [Aaa/AAA/AAA]

Coupon:                 [TBD]                [TBD]              [TBD]                   [TBD]

Approximate
Price:                  [TBD]                [TBD]              [TBD]                   [TBD]

Yield:                  [TBD]                [TBD]              [TBD]                   [TBD]

Spread:                 [TBD] bps            [TBD] bps          [TBD] bps               [TBD] bps

Exp. Avg Life
to 5% Call:             [0.440] yrs          [1.257] yrs        [2.071] yrs             [3.010] yrs

Exp. Avg Life
to Maturity:            [0.440] yrs          [1.257] yrs        [2.071] yrs             [3.010] yrs

1st Prin Payment:       [0.100] yrs          [0.850] yrs        [1.600] yrs             [2.517] yrs

Exp. Maturity
to 5% Call:             [0.850] yrs          [1.600] yrs        [2.517] yrs             [3.600] yrs

Exp. Maturity:          [01/15/00]           [10/15/00]         [09/15/01]              [10/15/02]

Stated Maturity:        [03/15/00]           [10/15/01]         [09/15/02]              [10/15/03]

Pricing Speed:          [0% CPR]             [0% CPR]           [0% CPR]                [0% CPR]

Pricing Date:           [TBD]                [TBD]              [TBD]                   [TBD]

Expected
Settle Date:            [03/09/99]           [03/09/99]         [03/09/99]              [03/09/99]

1st Pmt Date:           [04/15/99]           [04/15/99]         [04/15/99]              [04/15/99]

Cut-Off Date
(Opening of Business):  [02/01/99]           [02/01/99]         [02/01/99]              [02/01/99]

Dated Date:             [TBD]                [TBD]              [TBD]                   [TBD]

Pmt Delay:              [0] days             [0] days           [0] days                [0] days

Int Pmt:                [Actual/360]         30/360             30/360                  30/360

Pmt Terms:              Monthly              Monthly            Monthly                 Monthly

Distribution:           Public               Public             Public                  Public
                        Offering             Offering           Offering                Offering

ERISA Eligibility:      Yes                  Yes                Yes                     Yes

Settlement:             Book Entry           Book Entry         Book Entry              Book Entry
                          (DTC)                (DTC)              (DTC)                   (DTC)

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                     PRELIMINARY BACKGROUND INFORMATION FOR
                    COPELCO CAPITAL FUNDING LLC 99-1 (ISSUER)
                        LEASE-BACKED NOTES, SERIES 1999-A


                               PRICING INFORMATION

                        Class A-5            Class B            Class C                 Class D
Approximate
Face Amount:            [$75,613,000]        [$13,029,000]      [$10,134,000]           [$15,925,000]

Exp. Ratings
(Moody's/Fitch/Duff):   [Aaa/AAA/AAA]        [Aa2/AA/AA]        [A2/A/A]                [Baa2/BBB/BBB]

Coupon:                 [TBD]                [TBD]              [TBD]                   [TBD]

Approximate
Price:                  [TBD]                [TBD]              [TBD]                   [TBD]

Yield:                  [TBD]                [TBD]              [TBD]                   [TBD]

Spread:                 [TBD] bps            [TBD] bps          [TBD] bps               [TBD] bps

Exp. Avg Life
to 5% Call:             [4.072] yrs          [2.514] yrs        [2.514] yrs             [2.519] yrs

Exp. Avg Life
to Maturity:            [4.118] yrs          [2.571] yrs        [2.583] yrs             [2.627] yrs

1st Prin Payment:       [3.600] yrs          [0.850] yrs        [0.850] yrs             [0.850] yrs

Exp. Maturity
to 5% Call:             [4.350] yrs          [4.350] yrs        [4.350] yrs             [4.350] yrs

Exp. Maturity:          [12/15/03]           [01/15/04]         [02/15/04]              [06/15/04]

Stated Maturity:        [01/15/07]           [01/15/07]         [01/15/07]              [01/15/07]

Pricing Speed:          [0% CPR]             [0% CPR]           [0% CPR]                [0% CPR]

Pricing Date:           [TBD]                [TBD]              [TBD]                   [TBD]

Expected
Settle Date:            [03/09/99]           [03/09/99]         [03/09/99]              [03/09/99]

1st Pmt Date:           [04/15/99]           [04/15/99]         [04/15/99]              [04/15/99]

Cut-Off Date
(Opening of Business):  [02/01/99]           [02/01/99]         [02/01/99]              [02/01/99]

Dated Date:             [TBD]                [TBD]              [TBD]                   [TBD]

Pmt Delay:              [0] days             [0] days           [0] days                [0] days

Int Pmt:                30/360               30/360             30/360                  30/360

Pmt Terms:              Monthly              Monthly            Monthly                 Monthly

Distribution:           Public               Public             Public                  Public
                        Offering             Offering           Offering                Offering

ERISA Eligibility:      Yes                  Yes                Yes                     Yes

Settlement:             Book Entry           Book Entry         Book Entry              Book Entry
                          (DTC)                (DTC)              (DTC)                   (DTC)

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                     PRELIMINARY BACKGROUND INFORMATION FOR
                    COPELCO CAPITAL FUNDING LLC 99-1 (ISSUER)
                        LEASE-BACKED NOTES, SERIES 1999-A



COMPANY OVERVIEW

COPELCO FINANCIAL SERVICES GROUP is a diversified finance company with operations in equipment leasing as well as consumer finance. Since its founding, Copelco Financial has followed a basic growth plan of building a financial services company which meets the needs of particular markets and sub-markets. Copelco Financial's founder and current Chief Executive Officer, Mr. Ian Berg, has been in the leasing business for over 28 years and has turned Copelco Financial into one of the most successful private specialty finance companies in America.

COPELCO CAPITAL, INC. is Copelco Financial's flagship subsidiary. Copelco Capital is a leading issuer of equipment lease-backed securities and one of the largest independent small-ticket equipment lessors in the United States. Copelco Capital has three strategic business units. The largest is the BUSINESS TECHNOLOGY GROUP. This Group leases small-ticket equipment, primarily photocopiers and computers, to businesses and business owners throughout the U.S. and Canada through multiple manufacturer, vendor and dealer programs. The Business Technology Group (and its predecessor strategic business units) have originated leases that have been included in 17 prior asset securitizations representing approximately $1.4 billion in total issuance. As of September 30, 1998, the Business Technology Group's portfolio totaled $1.355 billion which is approximately 58% of Copelco Capital's total portfolio. The HEALTHCARE GROUP provides a diversified range of leasing services for financing healthcare equipment. This Group also operates through multiple manufacturer, vendor and dealer programs with particular emphasis upon the acquisition, leasing and remarketing of high technology medical equipment to hospitals, other healthcare facilities, healthcare providers and physicians. As of September 30, 1998, the Healthcare Group's portfolio totaled $747 million which is approximately 32% of Copelco Capital's total portfolio. The Healthcare Group has originated leases subject to 18 prior securitizations representing approximately $1.2 billion in issuance. Finally, the COMMERCIAL AND INDUSTRIAL GROUP primarily leases equipment to the electronics manufacturing service industry such as printed circuit board assembly and test equipment. As of September 30, 1998, the Commercial and Industrial Group's portfolio totaled $220 million which is approximately 10.00% of Copelco Capital's total portfolio. The last two domestic equipment lease securitizations have been comprised of collateral from all three groups. These two securitizations totaled $1.25 billion which was made up of approximately 60% of collateral from the Business Technology Group, 30% from the Healthcare Group and 10% from the Commercial and Industrial Group.




HIGHLIGHTS

- COPELCO CAPITAL, AND ITS PREDECESSORS, HAVE BEEN IN THE LEASING BUSINESS FOR OVER 26 YEARS.

- SENIOR MANAGEMENT (TOP SIX OFFICERS) AT COPELCO CAPITAL HAVE AN AVERAGE OF 26 YEARS OF EXPERIENCE IN THE LEASING BUSINESS.

- 38 SECURITIZATIONS COMPLETED TO DATE FOR OVER $3.8 BILLION IN LEASES WITH APPROXIMATELY $2 BILLION REPAID TO BONDHOLDERS TO DATE.

- LEADER IN SPECIALTY FINANCE TECHNOLOGY WITH INTERNET BASED LEASING SYSTEM AND NEW STATE OF THE ART SERVICING FACILITY.

- STABLE DELINQUENCY HISTORY OF 2% TO 4% OVER 30 DAYS PAST DUE OVER A PERIOD OF SIX YEARS.

- ANNUAL NET LOSSES AS A PERCENTAGE OF AVERAGE RECEIVABLES OUTSTANDING ARE CONSISTENTLY BELOW 1.75% OVER THE LAST SIX YEARS.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                     PRELIMINARY BACKGROUND INFORMATION FOR
                    COPELCO CAPITAL FUNDING LLC 99-1 (ISSUER)
                        LEASE-BACKED NOTES, SERIES 1999-A


FINANCIAL HIGHLIGHTS. Selected financial information (all in millions) of Copelco Capital is set forth below.


                                               Nine Months Ended
                                                 September 30,     December 31,
                                                     1998             1997
                                               -----------------   ------------
                                                       (MM)            (MM)
Total Assets                                        2,525.4           2,083.3
   Cash and Cash Equivalents                          112.6              71.3
   Restricted Cash                                     47.5              45.2
   Net Investment in Direct Financing Leases        2,157.1           1,784.3
   Other                                              208.2             182.4
Total Liabilities                                   2,342.9           1,927.6
Total Shareholders Equity                             182.6             155.7
Total Revenues                                        217.7             253.8
Net Income (Before Taxes)                              44.9              54.8
-some totals may not add up due to rounding


HISTORICAL DELINQUENCY INFORMATION. Delinquency information for Copelco Capital is set forth below.

                          September 30,     December 31,      December 31,      December 31,      December 31,      December 31,
                              1998              1997              1996              1995              1994              1993
                        ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
                         $ (000s)    %     $ (000s)    %     $ (000s)    %     $ (000s)    %     $ (000s)    %     $ (000s)    %
-----------------------------------------------------------------------------------------------------------------------------------
Total Receivables
Balance(1)              2,000,113          1,732,010         1,503.56          1,238,424        1,000,488           736,374
-----------------------------------------------------------------------------------------------------------------------------------
No. of Delinquent Days
    30-59 Days             43,824  2.19%      38,610 2.23%     34,682  2.29%      26,255 2.12%     14,847  1.48%      9,184  1.25%
    60-89 Days             16,739  0.84%      11,999 0.69%      8,137  0.54%       4,977 0.40%      3,971  0.40%      1,887  0.26%
    90 Days +               5,720  0.29%      10,438 0.60%      7,588  0.50%       5,703 0.54%      6,749 0.67%       5,099  0.69%
-----------------------------------------------------------------------------------------------------------------------------------
Total Delinquency          66,283  3.31%      61,047 3.52%     50,206  3.34%      37,935 3.06%     25,567 2.56%      16,170  2.20%


HISTORICAL CHARGE-OFF EXPERIENCE. Charge-off information for leases that are owned and serviced by Copelco Capital for the period January 1, 1993 to September 30, 1998 is set forth below.


                                                                         Year Ended December 31
                               Nine Months Ended     ----------------------------------------------------------------
                               September 30, 1998        1997          1996         1995          1994         1993
                               ------------------    ----------    ----------    ----------    ----------    --------
Average Receivables
   Outstanding(1) (000s)           $1,866,061        $1,617,532    $1,370,740    $1,119,456     $868,431     $649,278
Net Losses (000s)                     $21,476           $22,147       $15,713       $11,457      $10,328       $8,842
Net Loss as a Percentage of
   Average Receivables                   1.53%(2)          1.37%         1.15%         1.02%        1.19%        1.36%


(1) Equals the arithmetic average of the beginning of the period Receivable Balance and the end of the period Receivable Balance. The Receivable or Balance is equal to the aggregate future rent owing on the leases.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                     PRELIMINARY BACKGROUND INFORMATION FOR
                    COPELCO CAPITAL FUNDING LLC 99-1 (ISSUER)
                        LEASE-BACKED NOTES, SERIES 1999-A


Title of Securities:       Copelco Capital Funding LLC 99-1, Lease-Backed Notes,
                           Series 1999-A, Class A-1 Notes, Class A-2 Notes,
                           Class A-3 Notes, Class A-4 Notes, Class A-5
                           Notes(collectively, the "Class A Notes"), Class B
                           Notes, Class C Notes, Class D Notes and Class E Notes
                           (the Class A Notes, Class B Notes, Class C Notes and
                           Class D Notes collectively, the "Offered Notes, together with the Class E Notes the "Notes" or the "Receivable Notes").

Securities Offered:        [$509,613,000] Class A Notes equal to [88.00]% of the
                           aggregate discounted contract balance of the contract payments sold to the Issuer at closing (the "ADCB").

                           [$13,029,000] [TBD]% Class B Notes, equal to [2.25]%
                           of the ADCB

                           [$10,134,000] [TBD]% Class C Notes, equal to [1.75]%
                           of the ADCB

                           [$15,925,000] [TBD]% Class D Notes, equal to [2.75]%
                           of the ADCB

                           The Class E Notes are not being offered hereby.

Distribution and Form:     Public Offering. The Offered Notes will be available
                           in Book-Entry Form through DTC, CEDEL or Euroclear.

Discount Rate:             The contract payments are discounted at [TBD]%. The
                           Discount Rate is equal to the sum of (a) the weighted average Coupon Rate of the Class A-1 Notes, the Class
                           A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes, the Class C
                           Notes, the Class D Notes and the Class E Notes each weighted by (i) the initial principal balance of each Class of Notes, as applicable, and (ii) the weighted average life of each Class of Notes under a zero prepayment and no loss scenario, as applicable, and
                           (b) the Servicing Fee of [75] bps.

Collateral:                The Transaction is collateralized by a pool of
                           healthcare, manufacturing and business equipment lease contracts, including payments due thereunder and an interest in the related leased equipment transferred to the Issuer (the "Leases").

Related Transaction:       The leases and equipment will be sold to the Issuer
                           that will issue two Series of Notes. One Series, the Notes described herein, will be repaid by scheduled lease payments and payments received from recoveries on any defaulted leases. The Noteholders of this series will not be entitled to residual realizations on leases that do not default. The second Series, the "Residual Notes", will be privately placed and repaid by amounts collected on the leases and equipment after all scheduled payments have been made.

Issuer: Copelco Capital Funding LLC 99-1, a Delaware limited liability company, bankruptcy-remote, special purpose corporation wholly-owned by Copelco Capital, Inc., the Servicer for the transaction.





Servicer/Copelco
  Capital, Inc.            Copelco Capital, Inc.


Servicing Fee:             [75] bps

Trustee:                   [Manufacturers and Traders Trust Company]

Lead Manager:              Prudential Securities Incorporated

Co-Manager:                First Union Capital Markets Corp.

Structure:                 Senior/subordinated with tranched Classes and Reserve
                           Account. After Class A-1 has been reduced to zero, Classes A,B,C,D and E receive pro-rata principal payments subject to certain targets and floors further described herein. Within Class A, the tranches A-2, A-3, A-4 and A-5 are paid sequentially.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                     PRELIMINARY BACKGROUND INFORMATION FOR
                    COPELCO CAPITAL FUNDING LLC 99-1 (ISSUER)
                        LEASE-BACKED NOTES, SERIES 1999-A


Cut-Off Date:              Opening of Business on [February 1, 1999]

Pricing Date:              [TBD]

Settlement Date:           [March 9, 1999]

Prepayment Speed:          [0]% CPR

Payment Date:              The 15th day of each month (or if any such date is
                           not a business day, on the first business day thereafter), commencing on [April 15, 1999].

Determination Date:        The 5th day prior to each Payment Date

Interest Accrual
Period: With respect to any Payment Date, interest on the Notes will accrue during the period from the Payment Date in the immediately preceding month (or in the case of the first Payment Date, from the Settlement
                           Date) to the day immediately preceding the related Payment Date. Interest on the Class A-1 Notes will be calculated based on the actual number of days that have elapsed during the related accrual period on a 360-day year basis and interest on all the other Notes will be calculated based on a 360-day year consisting of twelve 30-day months.

Exp. Ratings:

                                                 Moody's     Fitch IBCA       Duff & Phelps
                                                 -------     ----------       -------------
                           Class A-1 Notes  --     P-1         F1+/AAA            D-1+
                           Class A-2 Notes  --     Aaa         AAA                AAA
                           Class A-3 Notes  --     Aaa         AAA                AAA
                           Class A-4 Notes  --     Aaa         AAA                AAA
                           Class A-5 Notes  --     Aaa         AAA                AAA
                           Class B Notes    --     Aa2         AA                 AA
                           Class C Notes    --     A2          A                  A
                           Class D Notes    --     Baa2        BBB                BBB

Substitution:              The Seller shall have the right to reinvest proceeds
                           generated through lessee prepayments or equipment upgrades in new leases. The Seller shall also have the right to provide substitute leases for leases that have become Non-Performing leases (more than 123 days delinquent or determined by the Servicer to be uncollectible). Such substitution may not exceed 10% of the Discounted Present Value of the Leases as of the Cut-Off Date.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                     PRELIMINARY BACKGROUND INFORMATION FOR
                    COPELCO CAPITAL FUNDING LLC 99-1 (ISSUER)
                        LEASE-BACKED NOTES, SERIES 1999-A


Flow of Funds:             On each Payment Date distributions will be made by
                           the Trustee according to the following priority:

                           (i)      Servicing Fee;

                           (ii)     To reimburse the Servicer for any
                                    unreimbursed Servicer Advances;

                           (iii) Class A interest (current and overdue) paid to Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 on a pro rata basis;

                           (iv)     Class B interest (current and overdue);

                           (v)      Class C interest (current and overdue);

                           (vi)     Class D interest (current and overdue);

                           (vii)    Class E interest (current and overdue);

                           (viii) Class A Principal (current and overdue) paid to (a) Class A-1 only, until outstanding principal balance on the Class A-1 Notes is reduced to zero, (b) to Class A-2 only, until outstanding principal balance on the Class A-2 Notes is reduced to zero, (c) to Class A-3 only, until outstanding principal balance on the Class A-3 Notes is reduced to zero; (d) to Class A-4 only, until outstanding principal balance on the Class A-4 Notes is reduced to zero; (e) to Class A-5 only, until outstanding principal balance on the Class A-5 Notes is reduced to zero;


                           (ix)     Class B Principal (overdue and current);

                           (x)      Class C Principal (overdue and current);

                           (xi)     Class D Principal (overdue and current);

                           (xii)    Class E Principal (overdue and current);

                           (xiii) Any remaining principal, if any, to Classes A,B,C,D and E until the outstanding principal balance on each Class is reduced to zero in the order of priority as described above;

                           (xiv) To the Reserve Account, the Reserve Account Deposit Amount;

                           (xv) To the Issuer, the remaining amount to the extent of Available Funds.


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DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR
IMMEDIATELY.

                     PRELIMINARY BACKGROUND INFORMATION FOR
                    COPELCO CAPITAL FUNDING LLC 99-1 (ISSUER)
                        LEASE-BACKED NOTES, SERIES 1999-A


Principal Distribution:    All Classes will receive principal based on the
                           respective class' "Target Investor Principal Amount" which is defined as the product of (i) such Class'
                           Target Percentage and (ii) the Discounted Present
                           Value of the Performing Leases as of the related
                           Determination Date subject to certain floors further described herein.

Class Percentages:         The Class Target Percentages for the Class' A, B, C,
                           D and E Notes are 84.21%, 2.96%, 2.30%, 3.62% and
                           3.95% respectively.

                           None of the Notes (other than the Class A-1 Notes) will receive any principal payments while the Class A-1 Notes are outstanding.

Class A Principal:         The "Class A Principal" shall equal (a) while the
                           Class A-1 Notes are outstanding, (i) on all Payment
                           Dates prior to the March 2000 Payment Date, the lesser of (1) the amount necessary to reduce the Outstanding Principal Amount on the Class A-1 Notes to zero and (2) the difference between (A) the Discounted Present Value of the Performing Leases as of the previous Determination Date, and (B) the Discounted Present Value of the Performing Leases as of the related Determination Date, and (ii) on and after the March 2000 Payment Date, the entire
                           Outstanding Principal Amount on the Class A-1 Notes and (b) after the Class A-1 Notes have been paid in full, the amount necessary to reduce the aggregate
                           Outstanding Principal Amount on the Class A Notes to the Class A Target Investor Principal Amount.

Class B Principal:         On each Payment Date, after the Class A-1 Notes have
                           been reduced to zero, the Class B Notes will receive the amounts necessary to reduce the Outstanding
                           Principal Amount on the Class B Notes to the greater of the Target Investor Principal Amount and the Class
                           B Floor.

Class C Principal:         On each Payment Date, after the Class A-1 Notes have
                           been reduced to zero, the Class C Notes will receive the amounts necessary to reduce the Outstanding
                           Principal Amount on the Class C Notes to the greater of the Target Investor Principal Amount and the Class
                           C Floor.

Class D Principal:         On each Payment Date, after the Class A-1 Notes have
                           been reduced to zero, the Class D Notes will receive the amounts necessary to reduce the Outstanding
                           Principal Amount on the Class D Notes to the greater of the Target Investor Principal Amount and the Class
                           D Floor.

Class E Principal:         On each Payment Date, after the Class A-1 Notes have
                           been reduced to zero, the Class E Notes will receive the amounts necessary to reduce the Outstanding
                           Principal Amount on the Class E Notes to the greater of the Target Investor Principal Amount and the Class
                           E Floor.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                     PRELIMINARY BACKGROUND INFORMATION FOR
                    COPELCO CAPITAL FUNDING LLC 99-1 (ISSUER)
                        LEASE-BACKED NOTES, SERIES 1999-A



Class Floors:              With respect to Classes B, C, D, E and any Payment
                           Date, the Class Floor is equal to (a) such Class'
                           Floor Percentage of the ADCB as of the Cut-Off Date plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of the outstanding balance of all Notes subordinate to that Class and the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, minus (d) the amount on deposit in the Reserve
                           Account after giving effect to withdrawals to be made on such Payment Date.

Floor Percentages:         The Floor percentages for the Class B, C, D and E
                           Notes are 2.7%, 2.2%, 1.8% and 1.2%, respectively.


Available Funds:           Funds received prior to the related Determination
                           Date will be available for distribution by the Trustee on each Payment Date and will include:

                           (i)      Lease Payments,

                           (ii) Recoveries from Non-Performing Leases to the extent not substituted,

                           (iii) Late charges received on delinquent Lease payments not advanced by the Servicer,

                           (iv)     Warranty Payments,

                           (v)      Casualty Payments,

                           (vi)     Early Termination Payments,

                           (vii)    Servicer Advances, and

                           (viii) Investment earnings on funds deposited in the Collection Account and Reserve Account.

                           Note: Warranty payments, casualty payments and early termination payments available to the Noteholders will not exceed the ADCB of the warranty, casualty or early termination lease.

Events of Default:         The Receivable Notes and Residual Notes are subject
                           to the following Events of Default:

                           (i) Default in making Interest Payments when such become due and payable; or

                           (ii) Default in making Principal Payments at Stated Maturity; or

                           (iii) Insolvency or bankruptcy events relating to the Issuer.

                           Upon the occurrence of an Event of Default with respect to the Receivable Notes, the collateral (excluding the Liquidity Reserve Account) may be sold and the Class R Notes will only receive proceeds of such sale after repayment of interest and principal in full on the Receivable Notes.

                           In the Event of a Default with respect to the Residual Notes, the Residual Realizations may be sold and paid to the Residual Notes.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                     PRELIMINARY BACKGROUND INFORMATION FOR
                    COPELCO CAPITAL FUNDING LLC 99-1 (ISSUER)
                        LEASE-BACKED NOTES, SERIES 1999-A



Credit Enhancement

Subordination:             Class A: The Class B Notes, Class C Notes, Class D
                                    Notes, Class E Notes and the Issuer's first loss piece are subordinate to the Class A Notes. In addition, a Reserve Account will be available, as described below.

                           Class B: The Class C Notes, Class D Notes, Class E
                                    Notes and the Issuer's first loss piece are subordinate to the Class B Notes. In addition, a Reserve Account will be available, as described below.

                           Class C: The Class D Notes, Class E Notes and the
                                    Issuer's first loss piece are subordinate to the Class C Notes. In addition, a Reserve Account will be available, as described below.

                           Class D: The Class E Notes and the Issuer's first
                                    loss piece are subordinate to the Class D
                                    Notes. In addition, a Reserve Account will be available, as described below.


Reserve Account:           If there exists a shortfall between the Available
                           Funds and interest or principal due on the Notes for any Payment Date, amounts on deposit in the Reserve
                           Account will be available to make up for any shortfall in Available Funds to the Notes in the order of priority specified in "Flow of Funds". The
                           Reserve Account will be funded at Closing in an amount equal to 1% of the ADCB of the Leases as of the Cut-Off Date (the "Initial Required Reserve
                           Amount"). Thereafter, additional deposits from
                           Available Funds will be made to the Reserve Account to the extent that the Reserve Account is less than the Required Reserve Amount.

                           The Required Reserve Amount equals the lesser of (a) 1.0% of the ADCB of the leases as of the Cut-Off Date and (b) the outstanding balance of the Notes. Amounts on deposit in the Reserve account in excess of the Required Reserve Amount will be disbursed to the Issuer.

Optional Redemption
By Issuer:                 The Issuer will have the option, subject to certain
                           conditions, to redeem all, but not less than all, of the Notes and thereby cause early repayment of the Notes as of any Payment Date on which the Discounted
                           Present Value of the Performing Leases is less than or equal to 5% of the Discounted Present Value of the Leases as of the Cut-Off Date.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                     PRELIMINARY BACKGROUND INFORMATION FOR
                    COPELCO CAPITAL FUNDING LLC 99-1 (ISSUER)
                        LEASE-BACKED NOTES, SERIES 1999-A



Tax Status:                The Class A Notes, the Class B Notes and the Class C
                           Notes will be characterized as debt for federal income tax purposes. The Class D Notes will be characterized as debt or as interests in a partnership. Please see the Prospectus for a full description of the tax characterization of the Notes.

ERISA
Eligible:                  The acquisition of Notes by an employee benefit plan
                           is subject to the Employee Retirement Income Security
                           Act of 1974, as amended ("ERISA") or the provisions of Section 4975 of the Code (a "Plan"), and is permissible if the proposed acquisition qualifies for a statutory or administrative exemption. If the proposed acquisition does not qualify for an exemption, such acquisition could result in a prohibited transaction under ERISA or Section 4975 of the Code. If, by virtue of such acquisition, assets held by the Issuer and pledged to the Trustee were deemed to be assets of the Plan, the Issuer or other parties may be considered to be a fiduciary with respect to any Plan. Therefore, the acquisition and transfer of the Notes are subject to certain restrictions.

                           The Indenture provides that each prospective initial Noteholder acquiring Notes, each prospective transferee acquiring the Notes, and each prospective owner (or transferee thereof) of a beneficial interest in the Notes (each a "Prospective Owner") will be deemed to have represented and warranted to the Seller, the Servicer, the Issuer, the Trustee and any successor Servicer that either (1) the Prospective Owner is not a Plan and the Prospective Owner is not directly or indirectly acquiring the Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) the proposed acquisition or transfer will qualify for a statutory or administrative prohibited transaction exemption under ERISA and the Code and will not give rise to a transaction described in Section 406 of ERISA or Section 4975(e)(l) of the Code for which a statutory or administrative exemption is unavailable. See "ERISA Considerations" in the Prospectus.

Prospectus:                The Offered Notes are being offered pursuant to a
                           Prospectus. Complete information with respect to the Offered Notes and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                           Notes may not be consummated unless the purchaser has received the Prospectus.

Further Information:       Banking: Robert Schwartz (212-778-4638),
                                    Shelby Carvalho (212-778-4127),
                                    Naveen Bhalla (212-778-7448)
                           Trading: Greg Richter or Rob Karr (212-778-2741)
                           FSG:     John Mawe (212-778-1166),
                                    Frank Lee (212-778-2612)


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------                    ----------------------------------
CURRENT BALANCE: $139,000,000.00
         COUPON:  TBD
ORIGINAL BALANCE: $139,000,000.00

       Copelco99
BOND A-1 BE-YIELD TABLE
   PREPAYMENT SPEED

   DATED DATE: 03/09/99
FIRST PAYMENT: 04/15/99

     PRICE        0.0% CPR    3.00% CPR   6.00% CPR   9.00% CPR   12.00% CPR
     99-24         5.838       5.885       5.933       5.982       6.031
     99-24+        5.801       5.845       5.890       5.936       5.982
     99-25         5.764       5.805       5.847       5.890       5.933
     99-25+        5.727       5.765       5.804       5.844       5.883
     99-26         5.689       5.725       5.761       5.798       5.834
     99-26+        5.652       5.685       5.718       5.752       5.785
     99-27         5.615       5.645       5.675       5.705       5.736
     99-27+        5.578       5.605       5.632       5.659       5.687

     99-28         5.541       5.564       5.589       5.613       5.638
     99-28+        5.504       5.524       5.546       5.567       5.588
     99-29         5.467       5.484       5.503       5.521       5.539
     99-29+        5.430       5.444       5.460       5.475       5.490
     99-30         5.393       5.404       5.417       5.429       5.441
     99-30+        5.356       5.365       5.374       5.384       5.392
     99-31         5.319       5.325       5.331       5.338       5.343
     99-31+        5.282       5.285       5.288       5.292       5.294

    100-00         5.245       5.245       5.246       5.246       5.245
    100-00+        5.208       5.205       5.203       5.200       5.196
    100-01         5.171       5.165       5.160       5.154       5.147
    100-01+        5.134       5.125       5.117       5.108       5.099
    100-02         5.097       5.085       5.074       5.063       5.050
    100-02+        5.060       5.045       5.032       5.017       5.001
    100-03         5.024       5.006       4.989       4.971       4.952
    100-03+        4.987       4.966       4.946       4.925       4.903

    100-04         4.950       4.926       4.903       4.880       4.854
    100-04+        4.913       4.886       4.861       4.834       4.806
    100-05         4.876       4.847       4.818       4.788       4.757
    100-05+        4.839       4.807       4.776       4.743       4.708
    100-06         4.803       4.767       4.733       4.697       4.659
    100-06+        4.766       4.727       4.690       4.651       4.611
    100-07         4.729       4.688       4.648       4.606       4.562
    100-07+        4.692       4.648       4.605       4.560       4.513

First Payment      0.100       0.100       0.100       0.100       0.100
Average Life       0.440       0.407       0.378       0.353       0.330
Last Payment       0.850       0.850       0.767       0.683       0.683

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------                    ----------------------------------
 CURRENT BALANCE: $95,000,000.00
          COUPON:  TBD
ORIGINAL BALANCE: $95,000,000.00

      DATED DATE: 03/09/99
   FIRST PAYMENT: 04/15/99
YIELD TABLE DATE: 03/09/99

      Copelco99
BOND A-2 BE-YIELD TABLE
  PREPAYMENT SPEED

     PRICE        0.0% CPR    3.00% CPR   6.00% CPR   9.00% CPR   12.00% CPR
     99-24         5.857       5.872       5.888       5.904       5.922
     99-24+        5.844       5.858       5.873       5.888       5.904
     99-25         5.830       5.843       5.857       5.872       5.887
     99-25+        5.817       5.829       5.842       5.856       5.870
     99-26         5.804       5.815       5.827       5.839       5.852
     99-26+        5.791       5.801       5.812       5.823       5.835
     99-27         5.777       5.787       5.797       5.807       5.818
     99-27+        5.764       5.772       5.781       5.791       5.800

     99-28         5.751       5.758       5.766       5.775       5.783
     99-28+        5.738       5.744       5.751       5.758       5.766
     99-29         5.724       5.730       5.736       5.742       5.749
     99-29+        5.711       5.716       5.721       5.726       5.731
     99-30         5.698       5.702       5.706       5.710       5.714
     99-30+        5.685       5.687       5.690       5.694       5.697
     99-31         5.671       5.673       5.675       5.677       5.679
     99-31+        5.658       5.659       5.660       5.661       5.662

    100-00         5.645       5.645       5.645       5.645       5.645
    100-00+        5.632       5.631       5.630       5.629       5.628
    100-01         5.619       5.617       5.615       5.613       5.610
    100-01+        5.605       5.603       5.600       5.597       5.593
    100-02         5.592       5.588       5.584       5.580       5.576
    100-02+        5.579       5.574       5.569       5.564       5.559
    100-03         5.566       5.560       5.554       5.548       5.542
    100-03+        5.553       5.546       5.539       5.532       5.524

    100-04         5.539       5.532       5.524       5.516       5.507
    100-04+        5.526       5.518       5.509       5.500       5.490
    100-05         5.513       5.504       5.494       5.483       5.473
    100-05+        5.500       5.490       5.479       5.467       5.456
    100-06         5.487       5.476       5.464       5.451       5.438
    100-06+        5.474       5.461       5.449       5.435       5.421
    100-07         5.460       5.447       5.433       5.419       5.404
    100-07+        5.447       5.433       5.418       5.403       5.387

First Payment      0.850       0.850       0.767       0.683       0.683
Average Life       1.257       1.172       1.092       1.020       0.955
Last Payment       1.600       1.517       1.433       1.350       1.267

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------                    ----------------------------------
 CURRENT BALANCE: $110,000,000.00
          COUPON:  TBD
ORIGINAL BALANCE: $110,000,000.00

      Copelco99
BOND A-3 BE-YIELD TABLE
  PREPAYMENT SPEED

   DATED DATE: 03/09/99
FIRST PAYMENT: 04/15/99

     PRICE        0.0% CPR    3.00% CPR   6.00% CPR   9.00% CPR   12.00% CPR
     99-24         5.971       5.978       5.985       5.993       6.001
     99-24+        5.963       5.969       5.976       5.983       5.991
     99-25         5.955       5.961       5.967       5.974       5.981
     99-25+        5.947       5.952       5.958       5.964       5.971
     99-26         5.938       5.943       5.949       5.954       5.960
     99-26+        5.930       5.935       5.940       5.945       5.950
     99-27         5.922       5.926       5.931       5.935       5.940
     99-27+        5.914       5.917       5.921       5.926       5.930

     99-28         5.906       5.909       5.912       5.916       5.920
     99-28+        5.897       5.900       5.903       5.907       5.910
     99-29         5.889       5.892       5.894       5.897       5.900
     99-29+        5.881       5.883       5.885       5.887       5.890
     99-30         5.873       5.874       5.876       5.878       5.880
     99-30+        5.864       5.866       5.867       5.868       5.870
     99-31         5.856       5.857       5.858       5.859       5.860
     99-31+        5.848       5.848       5.849       5.849       5.850

    100-00         5.840       5.840       5.840       5.840       5.840
    100-00+        5.831       5.831       5.831       5.830       5.830
    100-01         5.823       5.822       5.821       5.821       5.820
    100-01+        5.815       5.814       5.812       5.811       5.809
    100-02         5.807       5.805       5.803       5.801       5.799
    100-02+        5.799       5.796       5.794       5.792       5.789
    100-03         5.790       5.788       5.785       5.782       5.779
    100-03+        5.782       5.779       5.776       5.773       5.769

    100-04         5.774       5.771       5.767       5.763       5.759
    100-04+        5.766       5.762       5.758       5.754       5.749
    100-05         5.757       5.753       5.749       5.744       5.739
    100-05+        5.749       5.745       5.740       5.735       5.729
    100-06         5.741       5.736       5.731       5.725       5.719
    100-06+        5.733       5.728       5.722       5.716       5.709
    100-07         5.725       5.719       5.713       5.706       5.699
    100-07+        5.716       5.710       5.704       5.697       5.689

First Payment      1.600       1.517       1.433       1.350       1.267
Average Life       2.071       1.966       1.865       1.768       1.675
Last Payment       2.517       2.433       2.350       2.183       2.100

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------                    ----------------------------------
 CURRENT BALANCE: $90,000,000.00
          COUPON:  TBD
ORIGINAL BALANCE: $90,000,000.00

         Copelco99
BOND A-4 BE-YIELD TABLE
    PREPAYMENT SPEED

   DATED DATE: 03/09/99
FIRST PAYMENT: 04/15/99

     PRICE        0.0% CPR    3.00% CPR   6.00% CPR   9.00% CPR   12.00% CPR
     99-24         6.051       6.054       6.058       6.062       6.066
     99-24+        6.045       6.048       6.052       6.056       6.059
     99-25         6.039       6.042       6.045       6.049       6.053
     99-25+        6.033       6.036       6.039       6.042       6.046
     99-26         6.027       6.030       6.033       6.036       6.039
     99-26+        6.022       6.024       6.027       6.029       6.032
     99-27         6.016       6.018       6.020       6.023       6.025
     99-27+        6.010       6.012       6.014       6.016       6.019

     99-28         6.004       6.006       6.008       6.010       6.012
     99-28+        5.998       6.000       6.001       6.003       6.005
     99-29         5.992       5.994       5.995       5.997       5.998
     99-29+        5.987       5.988       5.989       5.990       5.991
     99-30         5.981       5.982       5.983       5.984       5.985
     99-30+        5.975       5.976       5.976       5.977       5.978
     99-31         5.969       5.970       5.970       5.971       5.971
     99-31+        5.963       5.964       5.964       5.964       5.964

    100-00         5.958       5.958       5.958       5.958       5.958
    100-00+        5.952       5.951       5.951       5.951       5.951
    100-01         5.946       5.945       5.945       5.944       5.944
    100-01+        5.940       5.939       5.939       5.938       5.937
    100-02         5.934       5.933       5.932       5.931       5.930
    100-02+        5.928       5.927       5.926       5.925       5.924
    100-03         5.923       5.921       5.920       5.918       5.917
    100-03+        5.917       5.915       5.914       5.912       5.910

    100-04         5.911       5.909       5.907       5.905       5.903
    100-04+        5.905       5.903       5.901       5.899       5.897
    100-05         5.899       5.897       5.895       5.892       5.890
    100-05+        5.894       5.891       5.889       5.886       5.883
    100-06         5.888       5.885       5.882       5.879       5.876
    100-06+        5.882       5.879       5.876       5.873       5.869
    100-07         5.876       5.873       5.870       5.866       5.863
    100-07+        5.870       5.867       5.864       5.860       5.856

First Payment      2.517       2.433       2.350       2.183       2.100
Average Life       3.010       2.890       2.774       2.660       2.550
Last Payment       3.600       3.433       3.350       3.267       3.100

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------                    ----------------------------------
 CURRENT BALANCE: $75,613,000.00
          COUPON:  TBD
ORIGINAL BALANCE: $75,613,000.00

        Copelco99
BOND A-5 BE-YIELD TABLE
    PREPAYMENT SPEED

   DATED DATE: 03/09/99
FIRST PAYMENT: 04/15/99

                                                                   ** TO CALL **

     PRICE        0.0% CPR    3.00% CPR   6.00% CPR   9.00% CPR   12.00% CPR
     99-24         6.126       6.128       6.129       6.130       6.132
     99-24+        6.122       6.123       6.124       6.126       6.127
     99-25         6.117       6.118       6.119       6.121       6.123
     99-25+        6.113       6.114       6.115       6.116       6.118
     99-26         6.108       6.109       6.110       6.111       6.113
     99-26+        6.104       6.105       6.106       6.107       6.108
     99-27         6.099       6.100       6.101       6.102       6.103
     99-27+        6.095       6.096       6.096       6.097       6.098

     99-28         6.090       6.091       6.092       6.093       6.094
     99-28+        6.086       6.087       6.087       6.088       6.089
     99-29         6.082       6.082       6.083       6.083       6.084
     99-29+        6.077       6.078       6.078       6.078       6.079
     99-30         6.073       6.073       6.073       6.074       6.074
     99-30+        6.068       6.069       6.069       6.069       6.069
     99-31         6.064       6.064       6.064       6.064       6.065
     99-31+        6.059       6.059       6.060       6.060       6.060

    100-00         6.055       6.055       6.055       6.055       6.055
    100-00+        6.050       6.050       6.050       6.050       6.050
    100-01         6.046       6.046       6.046       6.045       6.045
    100-01+        6.042       6.041       6.041       6.041       6.040
    100-02         6.037       6.037       6.036       6.036       6.036
    100-02+        6.033       6.032       6.032       6.031       6.031
    100-03         6.028       6.028       6.027       6.027       6.026
    100-03+        6.024       6.023       6.023       6.022       6.021

    100-04         6.019       6.019       6.018       6.017       6.016
    100-04+        6.015       6.014       6.014       6.013       6.012
    100-05         6.011       6.010       6.009       6.008       6.007
    100-05+        6.006       6.005       6.004       6.003       6.002
    100-06         6.002       6.001       6.000       5.998       5.997
    100-06+        5.997       5.996       5.995       5.994       5.992
    100-07         5.993       5.992       5.991       5.989       5.987
    100-07+        5.988       5.987       5.986       5.984       5.983

First Payment      3.600       3.433       3.350       3.267       3.100
Average Life       4.072       3.984       3.912       3.816       3.715
Last Payment       4.350       4.267       4.267       4.183       4.100

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------                    ----------------------------------
 CURRENT BALANCE: $75,613,000.00
          COUPON:  TBD
ORIGINAL BALANCE: $75,613,000.00

        Copelco99
 BOND A-5 BE-YIELD TABLE
    PREPAYMENT SPEED

      DATED DATE: 03/09/99
   FIRST PAYMENT: 04/15/99
YIELD TABLE DATE: 03/09/99

                                                                 **TO MATURITY**

     PRICE        0.0% CPR    3.00% CPR   6.00% CPR   9.00% CPR   12.00% CPR
     99-24         6.125       6.127       6.128       6.130       6.131
     99-24+        6.121       6.122       6.123       6.125       6.126
     99-25         6.117       6.118       6.119       6.120       6.122
     99-25+        6.112       6.113       6.114       6.116       6.117
     99-26         6.108       6.109       6.110       6.111       6.112
     99-26+        6.103       6.104       6.105       6.106       6.107
     99-27         6.099       6.100       6.101       6.102       6.103
     99-27+        6.095       6.095       6.096       6.097       6.098

     99-28         6.090       6.091       6.091       6.092       6.093
     99-28+        6.086       6.086       6.087       6.088       6.088
     99-29         6.081       6.082       6.082       6.083       6.084
     99-29+        6.077       6.077       6.078       6.078       6.079
     99-30         6.073       6.073       6.073       6.074       6.074
     99-30+        6.068       6.068       6.069       6.069       6.069
     99-31         6.064       6.064       6.064       6.064       6.064
     99-31+        6.059       6.059       6.059       6.060       6.060

    100-00         6.055       6.055       6.055       6.055       6.055
    100-00+        6.051       6.050       6.050       6.050       6.050
    100-01         6.046       6.046       6.046       6.046       6.045
    100-01+        6.042       6.041       6.041       6.041       6.041
    100-02         6.037       6.037       6.037       6.036       6.036
    100-02+        6.033       6.033       6.032       6.032       6.031
    100-03         6.029       6.028       6.028       6.027       6.026
    100-03+        6.024       6.024       6.023       6.022       6.022

    100-04         6.020       6.019       6.018       6.018       6.017
    100-04+        6.015       6.015       6.014       6.013       6.012
    100-05         6.011       6.010       6.009       6.008       6.007
    100-05+        6.007       6.006       6.005       6.004       6.003
    100-06         6.002       6.001       6.000       5.999       5.998
    100-06+        5.998       5.997       5.996       5.994       5.993
    100-07         5.993       5.992       5.991       5.990       5.988
    100-07+        5.989       5.988       5.987       5.985       5.984

First Payment      3.600       3.433       3.350       3.267       3.100
Average Life       4.118       4.039       3.953       3.864       3.768
Last Payment       4.767       4.683       4.683       4.600       4.600

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------                    ----------------------------------
 CURRENT BALANCE: $13,029,000.00
          COUPON:  TBD
ORIGINAL BALANCE: $13,029,000.00

       Copelco99
BOND B BE-YIELD TABLE
  PREPAYMENT SPEED

   DATED DATE: 03/09/99
FIRST PAYMENT: 04/15/99

                                                                   ** TO CALL **

     PRICE        0.0% CPR    3.00% CPR   6.00% CPR   9.00% CPR   12.00% CPR
     99-24         6.238       6.243       6.247       6.252       6.257
     99-24+        6.231       6.236       6.239       6.244       6.248
     99-25         6.224       6.228       6.232       6.236       6.240
     99-25+        6.217       6.221       6.224       6.228       6.232
     99-26         6.210       6.214       6.217       6.220       6.224
     99-26+        6.203       6.206       6.209       6.212       6.216
     99-27         6.196       6.199       6.202       6.205       6.208
     99-27+        6.189       6.192       6.194       6.197       6.200

     99-28         6.182       6.185       6.187       6.189       6.192
     99-28+        6.175       6.177       6.179       6.181       6.183
     99-29         6.169       6.170       6.172       6.173       6.175
     99-29+        6.162       6.163       6.164       6.166       6.167
     99-30         6.155       6.156       6.157       6.158       6.159
     99-30+        6.148       6.148       6.149       6.150       6.151
     99-31         6.141       6.141       6.142       6.142       6.143
     99-31+        6.134       6.134       6.134       6.134       6.135

    100-00         6.127       6.127       6.127       6.127       6.127
    100-00+        6.120       6.119       6.119       6.119       6.119
    100-01         6.113       6.112       6.112       6.111       6.110
    100-01+        6.106       6.105       6.104       6.103       6.102
    100-02         6.099       6.098       6.097       6.095       6.094
    100-02+        6.092       6.090       6.089       6.088       6.086
    100-03         6.085       6.083       6.082       6.080       6.078
    100-03+        6.078       6.076       6.074       6.072       6.070

    100-04         6.071       6.069       6.067       6.064       6.062
    100-04+        6.064       6.061       6.059       6.057       6.054
    100-05         6.057       6.054       6.052       6.049       6.046
    100-05+        6.050       6.047       6.044       6.041       6.038
    100-06         6.043       6.040       6.037       6.033       6.029
    100-06+        6.036       6.033       6.029       6.025       6.021
    100-07         6.029       6.025       6.022       6.018       6.013
    100-07+        6.022       6.018       6.014       6.010       6.005

First Payment      0.850       0.850       0.767       0.683       0.683
Average Life       2.514       2.414       2.331       2.235       2.142
Last Payment       4.350       4.267       4.267       4.183       4.100

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------                    ----------------------------------
 CURRENT BALANCE: $13,029,000.00
          COUPON:  TBD
ORIGINAL BALANCE: $13,029,000.00

       Copelco99
BOND B BE-YIELD TABLE
   PREPAYMENT SPEED

      DATED DATE: 03/09/99
   FIRST PAYMENT: 04/15/99
YIELD TABLE DATE: 03/09/99

                                                                 **TO MATURITY**

     PRICE        0.0% CPR    3.00% CPR   6.00% CPR   9.00% CPR   12.00% CPR
     99-24         6.236       6.240       6.244       6.249       6.253
     99-24+        6.229       6.233       6.237       6.241       6.245
     99-25         6.223       6.226       6.230       6.233       6.238
     99-25+        6.216       6.219       6.222       6.226       6.230
     99-26         6.209       6.212       6.215       6.218       6.222
     99-26+        6.202       6.205       6.207       6.211       6.214
     99-27         6.195       6.198       6.200       6.203       6.206
     99-27+        6.188       6.191       6.193       6.195       6.198

     99-28         6.181       6.183       6.185       6.188       6.190
     99-28+        6.175       6.176       6.178       6.180       6.182
     99-29         6.168       6.169       6.171       6.172       6.174
     99-29+        6.161       6.162       6.163       6.165       6.166
     99-30         6.154       6.155       6.156       6.157       6.158
     99-30+        6.147       6.148       6.149       6.149       6.150
     99-31         6.140       6.141       6.141       6.142       6.142
     99-31+        6.133       6.134       6.134       6.134       6.135

    100-00         6.127       6.127       6.127       6.127       6.127
    100-00+        6.120       6.120       6.119       6.119       6.119
    100-01         6.113       6.112       6.112       6.111       6.111
    100-01+        6.106       6.105       6.105       6.104       6.103
    100-02         6.099       6.098       6.097       6.096       6.095
    100-02+        6.092       6.091       6.090       6.089       6.087
    100-03         6.086       6.084       6.083       6.081       6.079
    100-03+        6.079       6.077       6.075       6.073       6.071

    100-04         6.072       6.070       6.068       6.066       6.063
    100-04+        6.065       6.063       6.061       6.058       6.056
    100-05         6.058       6.056       6.053       6.051       6.048
    100-05+        6.051       6.049       6.046       6.043       6.040
    100-06         6.045       6.042       6.039       6.035       6.032
    100-06+        6.038       6.035       6.031       6.028       6.024
    100-07         6.031       6.027       6.024       6.020       6.016
    100-07+        6.024       6.020       6.017       6.013       6.008

First Payment      0.850       0.850       0.767       0.683       0.683
Average Life       2.571       2.476       2.389       2.296       2.209
Last Payment       4.850       4.767       4.683       4.683       4.600

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------                    ----------------------------------
 CURRENT BALANCE: $10,134,000.00
          COUPON:  TBD
ORIGINAL BALANCE: $10,134,000.00

       Copelco99
BOND C BE-YIELD TABLE
   PREPAYMENT SPEED

   DATED DATE: 03/09/99
FIRST PAYMENT: 04/15/99

                                                                   ** TO CALL **

     PRICE        0.0% CPR    3.00% CPR   6.00% CPR   9.00% CPR   12.00% CPR
     99-24         6.439       6.443       6.447       6.452       6.457
     99-24+        6.432       6.436       6.440       6.444       6.449
     99-25         6.425       6.428       6.432       6.436       6.441
     99-25+        6.418       6.421       6.425       6.428       6.432
     99-26         6.411       6.414       6.417       6.421       6.424
     99-26+        6.404       6.407       6.409       6.413       6.416
     99-27         6.397       6.399       6.402       6.405       6.408
     99-27+        6.390       6.392       6.394       6.397       6.400

     99-28         6.383       6.385       6.387       6.389       6.392
     99-28+        6.376       6.378       6.379       6.381       6.384
     99-29         6.369       6.370       6.372       6.374       6.375
     99-29+        6.362       6.363       6.364       6.366       6.367
     99-30         6.355       6.356       6.357       6.358       6.359
     99-30+        6.348       6.348       6.349       6.350       6.351
     99-31         6.341       6.341       6.342       6.342       6.343
     99-31+        6.334       6.334       6.334       6.334       6.335

    100-00         6.327       6.327       6.327       6.327       6.327
    100-00+        6.320       6.319       6.319       6.319       6.319
    100-01         6.313       6.312       6.312       6.311       6.310
    100-01+        6.306       6.305       6.304       6.303       6.302
    100-02         6.299       6.298       6.297       6.295       6.294
    100-02+        6.292       6.290       6.289       6.288       6.286
    100-03         6.285       6.283       6.282       6.280       6.278
    100-03+        6.278       6.276       6.274       6.272       6.270

    100-04         6.271       6.269       6.267       6.264       6.262
    100-04+        6.264       6.261       6.259       6.256       6.254
    100-05         6.257       6.254       6.252       6.249       6.245
    100-05+        6.250       6.247       6.244       6.241       6.237
    100-06         6.243       6.240       6.237       6.233       6.229
    100-06+        6.236       6.232       6.229       6.225       6.221
    100-07         6.229       6.225       6.222       6.217       6.213
    100-07+        6.222       6.218       6.214       6.210       6.205

First Payment      0.850       0.850       0.767       0.683       0.683
Average Life       2.514       2.418       2.331       2.235       2.146
Last Payment       4.350       4.267       4.267       4.183       4.100

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------                    ----------------------------------
 CURRENT BALANCE: $10,134,000.00
          COUPON:  TBD
ORIGINAL BALANCE: $10,134,000.00

       Copelco99
BOND C BE-YIELD TABLE
  PREPAYMENT SPEED

      DATED DATE: 03/09/99
   FIRST PAYMENT: 04/15/99
YIELD TABLE DATE: 03/09/99

                                                                 **TO MATURITY**

     PRICE        0.0% CPR    3.00% CPR   6.00% CPR   9.00% CPR   12.00% CPR
     99-24         6.436       6.440       6.444       6.449       6.453
     99-24+        6.430       6.433       6.437       6.441       6.445
     99-25         6.423       6.426       6.430       6.434       6.437
     99-25+        6.416       6.419       6.422       6.426       6.430
     99-26         6.409       6.412       6.415       6.418       6.422
     99-26+        6.402       6.405       6.407       6.411       6.414
     99-27         6.395       6.398       6.400       6.403       6.406
     99-27+        6.388       6.390       6.393       6.395       6.398

     99-28         6.381       6.383       6.385       6.388       6.390
     99-28+        6.375       6.376       6.378       6.380       6.382
     99-29         6.368       6.369       6.371       6.372       6.374
     99-29+        6.361       6.362       6.363       6.365       6.366
     99-30         6.354       6.355       6.356       6.357       6.358
     99-30+        6.347       6.348       6.349       6.350       6.350
     99-31         6.340       6.341       6.341       6.342       6.342
     99-31+        6.334       6.334       6.334       6.334       6.335

    100-00         6.327       6.327       6.327       6.327       6.327
    100-00+        6.320       6.320       6.319       6.319       6.319
    100-01         6.313       6.313       6.312       6.311       6.311
    100-01+        6.306       6.305       6.305       6.304       6.303
    100-02         6.299       6.298       6.297       6.296       6.295
    100-02+        6.292       6.291       6.290       6.289       6.287
    100-03         6.286       6.284       6.283       6.281       6.279
    100-03+        6.279       6.277       6.275       6.273       6.271

    100-04         6.272       6.270       6.268       6.266       6.264
    100-04+        6.265       6.263       6.261       6.258       6.256
    100-05         6.258       6.256       6.253       6.250       6.248
    100-05+        6.251       6.249       6.246       6.243       6.240
    100-06         6.245       6.242       6.239       6.235       6.232
    100-06+        6.238       6.235       6.231       6.228       6.224
    100-07         6.231       6.228       6.224       6.220       6.216
    100-07+        6.224       6.221       6.217       6.212       6.208

First Payment      0.850       0.850       0.767       0.683       0.683
Average Life       2.583       2.495       2.400       2.305       2.221
Last Payment       4.933       4.850       4.767       4.767       4.683

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------                    ----------------------------------
 CURRENT BALANCE: $15,925,000.00
          COUPON:  TBD
ORIGINAL BALANCE: $15,925,000.00

       Copelco99
BOND D BE-YIELD TABLE
  PREPAYMENT SPEED

   DATED DATE: 03/09/99
FIRST PAYMENT: 04/15/99

                                                                   ** TO CALL **

     PRICE        0.0% CPR    3.00% CPR   6.00% CPR   9.00% CPR   12.00% CPR
     99-24         7.139       7.143       7.147       7.152       7.157
     99-24+        7.132       7.136       7.140       7.144       7.149
     99-25         7.125       7.129       7.132       7.136       7.141
     99-25+        7.118       7.121       7.125       7.129       7.132
     99-26         7.111       7.114       7.117       7.121       7.124
     99-26+        7.103       7.106       7.109       7.113       7.116
     99-27         7.096       7.099       7.102       7.105       7.108
     99-27+        7.089       7.092       7.094       7.097       7.099

     99-28         7.082       7.084       7.086       7.089       7.091
     99-28+        7.075       7.077       7.079       7.081       7.083
     99-29         7.068       7.070       7.071       7.073       7.075
     99-29+        7.061       7.062       7.064       7.065       7.067
     99-30         7.054       7.055       7.056       7.057       7.058
     99-30+        7.047       7.048       7.048       7.049       7.050
     99-31         7.040       7.040       7.041       7.041       7.042
     99-31+        7.033       7.033       7.033       7.033       7.034

    100-00         7.026       7.025       7.025       7.025       7.025
    100-00+        7.018       7.018       7.018       7.018       7.017
    100-01         7.011       7.011       7.010       7.010       7.009
    100-01+        7.004       7.003       7.003       7.002       7.001
    100-02         6.997       6.996       6.995       6.994       6.993
    100-02+        6.990       6.989       6.987       6.986       6.984
    100-03         6.983       6.981       6.980       6.978       6.976
    100-03+        6.976       6.974       6.972       6.970       6.968

    100-04         6.969       6.967       6.965       6.962       6.960
    100-04+        6.962       6.959       6.957       6.954       6.952
    100-05         6.955       6.952       6.949       6.946       6.943
    100-05+        6.948       6.945       6.942       6.939       6.935
    100-06         6.941       6.937       6.934       6.931       6.927
    100-06+        6.934       6.930       6.927       6.923       6.919
    100-07         6.927       6.923       6.919       6.915       6.911
    100-07+        6.920       6.915       6.912       6.907       6.903

First Payment      0.850       0.850       0.767       0.683       0.683
Average Life       2.519       2.418       2.331       2.235       2.150
Last Payment       4.350       4.267       4.267       4.183       4.100

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------                    ----------------------------------
 CURRENT BALANCE: $15,925,000.00
          COUPON:  TBD
ORIGINAL BALANCE: $15,925,000.00

       Copelco99
BOND D BE-YIELD TABLE
   PREPAYMENT SPEED

      DATED DATE: 03/09/99
   FIRST PAYMENT: 04/15/99
YIELD TABLE DATE: 03/09/99

                                                                 **TO MATURITY**

     PRICE        0.0% CPR    3.00% CPR   6.00% CPR   9.00% CPR   12.00% CPR
     99-24         7.135       7.139       7.144       7.149       7.153
     99-24+        7.128       7.132       7.137       7.141       7.145
     99-25         7.121       7.125       7.129       7.133       7.137
     99-25+        7.115       7.118       7.122       7.125       7.129
     99-26         7.108       7.111       7.114       7.118       7.121
     99-26+        7.101       7.104       7.107       7.110       7.113
     99-27         7.094       7.097       7.099       7.102       7.105
     99-27+        7.087       7.090       7.092       7.095       7.097

     99-28         7.080       7.082       7.085       7.087       7.089
     99-28+        7.073       7.075       7.077       7.079       7.081
     99-29         7.067       7.068       7.070       7.072       7.073
     99-29+        7.060       7.061       7.062       7.064       7.065
     99-30         7.053       7.054       7.055       7.056       7.057
     99-30+        7.046       7.047       7.048       7.049       7.049
     99-31         7.039       7.040       7.040       7.041       7.041
     99-31+        7.032       7.033       7.033       7.033       7.033

    100-00         7.026       7.025       7.025       7.025       7.025
    100-00+        7.019       7.018       7.018       7.018       7.018
    100-01         7.012       7.011       7.011       7.010       7.010
    100-01+        7.005       7.004       7.003       7.002       7.002
    100-02         6.998       6.997       6.996       6.995       6.994
    100-02+        6.991       6.990       6.989       6.987       6.986
    100-03         6.984       6.983       6.981       6.979       6.978
    100-03+        6.978       6.976       6.974       6.972       6.970

    100-04         6.971       6.969       6.966       6.964       6.962
    100-04+        6.964       6.962       6.959       6.956       6.954
    100-05         6.957       6.954       6.952       6.949       6.946
    100-05+        6.950       6.947       6.944       6.941       6.938
    100-06         6.944       6.940       6.937       6.933       6.930
    100-06+        6.937       6.933       6.930       6.926       6.922
    100-07         6.930       6.926       6.922       6.918       6.915
    100-07+        6.923       6.919       6.915       6.910       6.907

First Payment      0.850       0.850       0.767       0.683       0.683
Average Life       2.627       2.521       2.418       2.320       2.243
Last Payment       5.267       5.183       5.017       4.933       4.850

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                                                                    Exhibit 99.1

COPELCO SUMMARY SHEET
Equipment Leases
Cut-off Date of Tape is 2/11/99
-------------------------------------------------------------

Assumed Discount Rate:                                   6.75%

Total Number of Contracts:                             36,029

Aggregate Discounted Principal Balance:        579,105,376.99
Aggregate Discounted Residual Balance:          45,307,451.43
Aggregate Equipment Cost:                      625,601,890.56
-------------------------------------------------------------

Average Discounted Principal Balance:               16,073.31
Maximum Discounted Principal Balance:            4,449,563.47
Minimum Discounted Principal Balance:                   80.07

Average Discounted Residual Balance:                 1,257.53
Maximum Discounted Residual Balance:               215,128.67
Minimum Discounted Residual Balance:                     0.00

Average Equipment Cost:                             17,363.84
Maximum Equipment Cost:                          4,560,150.00
Minimum Equipment Cost:                                 80.00

Weighted Average Original Term:                        52.686
Original Term Range:                                  10 - 88

Weighted Average Age:                                   5.732
Age Range:                                             1 - 63

Weighted Average Remaining Term:                       46.954
Remaining Term Range:                                  7 - 82

Aggregate Cash Flow Payments:                  660,968,273.68
-------------------------------------------------------------


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

STATE

STATE          COUNT OF CONTRACTS     % POOL   DISCOUNTED BALANCE   % POOL USING BALANCE    SUM OF EQUIP COST    % POOL USING COST

 AK                            38      0.105%          629,328.70                  0.109%          698,584.49               0.112%
 AL                           252      0.699%        4,101,671.77                  0.708%        4,482,672.28               0.717%
 AR                            62      0.172%        4,036,402.01                  0.697%        3,931,536.13               0.628%
 AZ                           420      1.166%        8,518,039.36                  1.471%        9,363,133.71               1.497%
 CA                         6,321     17.544%      105,627,694.23                 18.240%      113,286,210.11              18.108%
 CO                           749      2.079%       10,322,675.69                  1.783%       11,089,877.23               1.773%
 CT                           758      2.104%        9,045,712.08                  1.562%        9,773,060.27               1.562%
 DC                           260      0.722%        4,380,171.96                  0.756%        4,837,286.73               0.773%
 DE                            76      0.211%        1,056,181.81                  0.182%        1,162,769.43               0.186%
 FL                         2,003      5.559%       32,029,403.74                  5.531%       34,368,582.58               5.494%
 GA                           989      2.745%       17,933,966.76                  3.097%       18,950,301.41               3.029%
 HI                            52      0.144%          788,053.14                  0.136%          817,866.26               0.131%
 IA                            74      0.205%        1,001,510.12                  0.173%        1,067,787.51               0.171%
 ID                            68      0.189%          599,665.76                  0.104%          634,636.74               0.101%
 IL                         1,499      4.161%       21,695,549.35                  3.746%       23,243,596.46               3.715%
 IN                           433      1.202%        5,763,119.26                  0.995%        6,424,314.92               1.027%
 KS                           139      0.386%        3,962,800.14                  0.684%        4,005,123.87               0.640%
 KY                           201      0.558%        3,349,691.35                  0.578%        3,975,821.94               0.636%
 LA                         1,137      3.156%       10,392,923.89                  1.795%       13,007,123.36               2.079%
 MA                         1,177      3.267%       14,884,810.10                  2.570%       15,960,476.12               2.551%
 MD                           406      1.127%        6,224,124.90                  1.075%        6,691,705.12               1.070%
 ME                           320      0.888%        3,309,967.98                  0.572%        3,455,903.69               0.552%
 MI                           383      1.063%        7,253,190.74                  1.252%        8,102,519.49               1.295%
 MN                           191      0.530%        4,910,196.52                  0.848%        5,601,404.94               0.895%
 MO                           334      0.927%        7,294,605.49                  1.260%        7,405,179.69               1.184%
 MS                           193      0.536%        2,847,752.01                  0.492%        2,948,199.35               0.471%
 MT                            59      0.164%          873,373.40                  0.151%          931,235.95               0.149%
 NC                           666      1.849%       10,415,591.40                  1.799%       11,101,323.80               1.775%
 ND                             4      0.011%           30,102.05                  0.005%           33,402.41               0.005%
 NE                            74      0.205%        1,133,218.89                  0.196%        1,227,253.14               0.196%
 NH                           252      0.699%        3,000,375.37                  0.518%        3,255,954.65               0.520%
 NJ                         1,851      5.138%       27,739,453.31                  4.790%       30,175,612.07               4.823%
 NM                           143      0.397%        5,265,763.44                  0.909%        5,911,245.03               0.945%
 NV                           330      0.916%        4,327,404.63                  0.747%        4,590,473.55               0.734%
 NY                         5,436     15.088%       80,809,149.44                 13.954%       88,937,803.48              14.216%
 OH                         1,014      2.814%       18,326,823.00                  3.165%       19,546,904.48               3.124%
 OK                           189      0.525%        6,153,399.96                  1.063%        6,236,443.35               0.997%
 OR                           358      0.994%        5,455,494.76                  0.942%        6,025,066.27               0.963%
 PA                         1,390      3.858%       23,606,739.24                  4.076%       25,285,699.41               4.042%
 PR                             4      0.011%          352,667.29                  0.061%          357,279.64               0.057%
 RI                           236      0.655%        4,283,473.59                  0.740%        4,392,229.47               0.702%


TUESDAY, FEBRUARY 23, 1999                                           PAGE 1 OF 2

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

STATE

STATE          COUNT OF CONTRACTS     % POOL   DISCOUNTED BALANCE   % POOL USING BALANCE    SUM OF EQUIP COST    % POOL USING COST

 SC                           266     0.738%         3,312,135.78                 0.572%         3,813,693.83               0.610%
 SD                            14     0.039%           147,939.72                 0.026%           159,060.04               0.025%
 TN                           280     0.777%         5,055,224.40                 0.873%         5,401,918.77               0.863%
 TX                         2,754     7.644%        47,940,745.52                 8.278%        50,919,574.36               8.139%
 UT                           218     0.605%         3,697,977.33                 0.639%         3,883,623.92               0.621%
 VA                           733     2.034%         9,909,546.40                 1.711%        10,917,639.91               1.745%
 VT                            33     0.092%           426,822.78                 0.074%           452,067.84               0.072%
 WA                           848     2.354%        13,611,079.04                 2.350%        14,758,291.37               2.359%
 WI                           211     0.586%         9,534,673.73                 1.646%        10,129,593.02               1.619%
 WV                           119     0.330%         1,546,068.41                 0.267%         1,674,924.47               0.268%
 WY                            12     0.033%           190,925.27                 0.033%           197,902.50               0.032%

TOTALS:                    36,029    100.000%       579,105,376.99               100.000%       625,601,890.56            100.000%






TUESDAY, FEBRUARY 23, 1999                                           PAGE 2 OF 2


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

DISCOUNTED BALANCE


                                                                                                                  % POOL
                                                                         COUNT OF                  DISCOUNTED      USING
BALANCE RANGE                                                           CONTRACTS    % POOL           BALANCE    BALANCE

0 (less than) Discounted Balance (less than equal to) 5,000                13,245    36.762%    37,327,809.53     6.446%
5,000 (less than) Discounted Balance (less than equal to) 10,000            9,090    25.230%    65,855,255.63    11.372%
10,000 (less than) Discounted Balance (less than equal to) 15,000           4,850    13.461%    59,483,189.73    10.272%
15,000 (less than) Discounted Balance (less than equal to) 20,000           2,751     7.636%    47,545,164.01     8.210%
20,000 (less than) Discounted Balance (less than equal to) 25,000           1,637     4.544%    36,550,419.35     6.312%
25,000 (less than) Discounted Balance (less than equal to) 30,000           1,032     2.864%    28,210,382.60     4.871%
30,000 (less than) Discounted Balance (less than equal to) 35,000             673     1.868%    21,776,321.12     3.760%
35,000 (less than) Discounted Balance (less than equal to) 40,000             424     1.177%    15,821,223.21     2.732%
40,000 (less than) Discounted Balance (less than equal to) 45,000             344     0.955%    14,543,684.13     2.511%
45,000 (less than) Discounted Balance (less than equal to) 50,000             274     0.760%    12,954,807.26     2.237%
50,000 (less than) Discounted Balance (less than equal to) 60,000             391     1.085%    21,419,472.19     3.699%
60,000 (less than) Discounted Balance (less than equal to) 70,000             281     0.780%    18,155,025.75     3.135%
70,000 (less than) Discounted Balance (less than equal to) 80,000             196     0.544%    14,711,000.53     2.540%
80,000 (less than) Discounted Balance (less than equal to) 90,000             141     0.391%    11,953,617.66     2.064%
90,000 (less than) Discounted Balance (less than equal to) 100,000             93     0.258%     8,843,510.32     1.527%
100,000 (less than) Discounted Balance (less than equal to) 125,000           176     0.488%    19,508,129.01     3.369%
125,000 (less than) Discounted Balance (less than equal to) 150,000           108     0.300%    14,903,495.41     2.574%
150,000 (less than) Discounted Balance (less than equal to) 175,000            60     0.167%     9,627,953.07     1.663%
175,000 (less than) Discounted Balance (less than equal to) 200,000            52     0.144%     9,701,713.75     1.675%
200,000 (less than) Discounted Balance (less than equal to) 300,000            73     0.203%    17,744,491.08     3.064%
300,000 (less than) Discounted Balance (less than equal to) 400,000            45     0.125%    15,594,570.62     2.693%
400,000 (less than) Discounted Balance (less than equal to) 500,000            29     0.080%    12,983,107.75     2.242%
500,000 (less than) Discounted Balance (less than equal to) 600,000            15     0.042%     8,212,540.34     1.418%
600,000 (less than) Discounted Balance (less than equal to) 700,000            13     0.036%     8,732,300.17     1.508%
700,000 (less than) Discounted Balance (less than equal to) 800,000             6     0.017%     4,426,118.94     0.764%
800,000 (less than) Discounted Balance (less than equal to) 900,000             2     0.006%     1,711,244.87     0.295%
900,000 (less than) Discounted Balance (less than equal to) 1,000,000           6     0.017%     5,683,745.42     0.981%
1,000,000 (less than) Discounted Balance (less than equal to) 1,500,000        16     0.044%    18,668,159.85     3.224%
1,500,000 (less than) Discounted Balance (less than equal to) 2,000,000         2     0.006%     3,715,484.23     0.642%
2,000,000 (less than) Discounted Balance                                        4     0.011%    12,741,439.46     2.200%

TOTALS:                                                                    36,029   100.000%   579,105,376.99   100.000%


                                                                                SUM OF       % POOL
                                                                                 EQUIP        USING
BALANCE RANGE                                                                     COST         COST

0 (less than) Discounted Balance (less than equal to) 5,000              45,732,625.75       7.310%
5,000 (less than) Discounted Balance (less than equal to) 10,000         73,776,533.44      11.793%
10,000 (less than) Discounted Balance (less than equal to) 15,000        65,238,482.06      10.428%
15,000 (less than) Discounted Balance (less than equal to) 20,000        50,980,068.69       8.149%
20,000 (less than) Discounted Balance (less than equal to) 25,000        39,313,580.37       6.284%
25,000 (less than) Discounted Balance (less than equal to) 30,000        30,228,935.61       4.832%
30,000 (less than) Discounted Balance (less than equal to) 35,000        23,235,106.83       3.714%
35,000 (less than) Discounted Balance (less than equal to) 40,000        16,520,678.05       2.641%
40,000 (less than) Discounted Balance (less than equal to) 45,000        15,279,910.17       2.442%
45,000 (less than) Discounted Balance (less than equal to) 50,000        13,913,936.20       2.224%
50,000 (less than) Discounted Balance (less than equal to) 60,000        22,397,259.09       3.580%
60,000 (less than) Discounted Balance (less than equal to) 70,000        19,291,034.06       3.084%
70,000 (less than) Discounted Balance (less than equal to) 80,000        15,789,581.94       2.524%
80,000 (less than) Discounted Balance (less than equal to) 90,000        12,459,756.55       1.992%
90,000 (less than) Discounted Balance (less than equal to) 100,000        9,853,853.68       1.575%
100,000 (less than) Discounted Balance (less than equal to) 125,000      20,591,878.95       3.292%
125,000 (less than) Discounted Balance (less than equal to) 150,000      16,326,784.34       2.610%
150,000 (less than) Discounted Balance (less than equal to) 175,000      10,068,077.44       1.609%
175,000 (less than) Discounted Balance (less than equal to) 200,000      10,474,791.21       1.674%
200,000 (less than) Discounted Balance (less than equal to) 300,000      19,283,108.68       3.082%
300,000 (less than) Discounted Balance (less than equal to) 400,000      16,712,088.23       2.671%
400,000 (less than) Discounted Balance (less than equal to) 500,000      13,708,203.11       2.191%
500,000 (less than) Discounted Balance (less than equal to) 600,000       9,089,861.67       1.453%
600,000 (less than) Discounted Balance (less than equal to) 700,000       8,886,114.23       1.420%
700,000 (less than) Discounted Balance (less than equal to) 800,000       4,782,921.98       0.765%
800,000 (less than) Discounted Balance (less than equal to) 900,000       1,676,079.00       0.268%
900,000 (less than) Discounted Balance (less than equal to) 1,000,000     5,626,494.71       0.899%
1,000,000 (less than) Discounted Balance (less than equal to) 1,500,000  18,936,950.67       3.027%
1,500,000 (less than) Discounted Balance (less than equal to) 2,000,000   3,416,250.00       0.546%
2,000,000 (less than) Discounted Balance                                 12,010,943.85       1.920%

TOTALS:                                                                 625,601,890.56     100.000%






TUESDAY, FEBRUARY 23, 1999                                           PAGE 1 OF 1


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

REMAINING TERM


                                                                                                  % POOL          SUM OF      % POOL
                                                          COUNT OF                 DISCOUNTED      USING           EQUIP       USING
REMAINING TERM RANGE                                     CONTRACTS    % POOL          BALANCE    BALANCE            COST        COST

0 (less than) Remaining Term (less than equal to) 12         1,323     3.672%     7,447,405.73    1.286%    16,248,199.65     2.597%

12 (less than) Remaining Term (less than equal to) 24        2,647     7.347%    18,971,848.45    3.276%    26,935,964.07     4.306%

24 (less than) Remaining Term (less than equal to) 36       16,022    44.470%   152,681,866.61   26.365%   174,022,920.62    27.817%

36 (less than) Remaining Term (less than equal to) 48        5,160    14.322%    82,536,829.93   14.252%    88,426,560.80    14.135%

48 (less than) Remaining Term (less than equal to) 60       10,614    29.460%   281,652,759.58   48.636%   285,871,185.19    45.695%

60 (less than) Remaining Term (less than equal to) 72          207     0.575%    19,182,085.65    3.312%    18,568,395.52     2.968%

72 (less than) Remaining Term (less than equal to) 84           56     0.155%    16,632,581.05    2.872%    15,528,664.71     2.482%


TOTALS:                                                     36,029   100.000%  579,105,376.99   100.000%   625,601,890.56   100.000%











TUESDAY, FEBRUARY 23, 1999                                           PAGE 1 OF 1


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DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR
IMMEDIATELY.

ORIGINAL TERM

                                                                                                  % POOL          SUM OF      % POOL
                                                         COUNT OF                  DISCOUNTED      USING           EQUIP       USING
ORIGINAL TERM RANGE                                     CONTRACTS    % POOL           BALANCE    BALANCE            COST        COST

0 (less than) Original Term (less than equal to) 12           237     0.658%     2,116,299.09     0.365%     2,705,498.42     0.432%

12 (less than) Original Term (less than equal to) 24        1,095     3.039%     8,900,516.36     1.537%    11,187,095.37     1.788%

24 (less than) Original Term (less than equal to) 36        3,503     9.723%    37,957,386.80     6.554%    45,934,304.61     7.342%

36 (less than) Original Term (less than equal to) 48       15,656    43.454%   144,905,047.84    25.022%   166,226,218.12    26.571%

48 (less than) Original Term (less than equal to) 60        6,484    17.997%   142,977,578.86    24.689%   152,031,550.42    24.302%

60 (less than) Original Term (less than equal to) 72        8,972    24.902%   217,248,058.67    37.514%   223,244,176.41    35.685%

72 (less than) Original Term (less than equal to) 84           72     0.200%    18,716,309.40     3.232%    17,869,682.99     2.856%

84 (less than) Original Term (less than equal to) 96           10     0.028%     6,284,179.97     1.085%     6,403,364.22     1.024%


TOTALS:                                                    36,029   100.000%  579,105,376.99    100.000%   625,601,890.56   100.000%









TUESDAY, FEBRUARY 23, 1999                                           PAGE 1 OF 1

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DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR
IMMEDIATELY.

LEASE TYPE


TYPE               COUNT OF CONTRACTS     % POOL   DISCOUNTED BALANCE   % POOL USING BALANCE    SUM OF EQUIP COST  % POOL USING COST

Finance Lease                  35,938    99.747%       569,341,250.88                98.314%       612,670,878.20            97.933%

Operating Lease                    91     0.253%         9,764,126.12                 1.686%        12,931,012.36             2.067%


TOTALS:                        36,029   100.000%       579,105,376.99               100.000%       625,601,890.56           100.000%










TUESDAY, FEBRUARY 23, 1999                                           PAGE 1 OF 1

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
PURCHASE OPTION


PURCHASE OPTION         COUNT OF CONTRACTS    % POOL  DISCOUNTED BALANCE  % POOL USING BALANCE  SUM OF EQUIP COST  % POOL USING COST

Fixed Purchase Option                3,283    9.112%       71,715,198.61               12.384%      79,439,976.44            12.698%

Fair Market Value                   24,276   67.379%      307,906,221.51               53.169%     338,334,820.24            54.081%

Nominal Buyout                       8,470   23.509%      199,483,956.87               34.447%     207,827,093.88            33.220%

TOTALS:                             36,029  100.000%      579,105,376.99              100.000%     625,601,890.56           100.000%






TUESDAY, FEBRUARY 23, 1999                                           PAGE 1 OF 1

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
EQUIPMENT DESCRIPTION


                                                                            % POOL            SUM OF      % POOL
                                 COUNT OF                    DISCOUNTED      USING             EQUIP       USING
DESCRIPTION                     CONTRACTS     % POOL            BALANCE    BALANCE              COST        COST

* MULTIPLE PRODUCT                    141     0.391%       2,553,602.71     0.441%      4,212,218.19      0.673%
ANESTHESIA EQP                         13     0.036%         558,211.61     0.096%        784,352.44      0.125%
AUTOMATED CHEMISTRY                   168     0.466%       6,721,582.38     1.161%      7,613,215.53      1.217%
AUTOMATED                             249     0.691%       5,591,379.54     0.966%      6,072,774.59      0.971%
AUTOMATED TEST                          8     0.022%         113,023.46     0.020%        170,741.16      0.027%
AUTOMOBILE SHOP                         6     0.017%          92,442.92     0.016%         80,515.00      0.013%
C. T. SYSTEMS                           4     0.011%       1,791,003.81     0.309%      2,038,020.70      0.326%
CARTS, STRETCHERS,                     56     0.155%         863,385.57     0.149%        902,062.46      0.144%
CASH REGISTERS, POINT                  83     0.230%       2,345,494.84     0.405%      2,488,156.83      0.398%
COBALT AND X-RAY                        1     0.003%          16,354.80     0.003%         16,500.00      0.003%
COMMUNICATION                          22     0.061%         686,218.56     0.118%        719,554.01      0.115%
COMPUTER                            2,440     6.772%      28,999,010.90     5.008%     34,413,680.87      5.501%
COMPUTER                              579     1.607%      13,829,672.61     2.388%     14,427,473.74      2.306%
CONSTRUCTION                            7     0.019%         326,643.70     0.056%        292,638.73      0.047%
COPIER                             25,562    70.948%     299,580,916.86    51.732%    323,872,861.44     51.770%
CRANES & DERRICKS                       2     0.006%          29,954.26     0.005%         25,800.00      0.004%
DATA PROCESSING                         1     0.003%          63,030.75     0.011%         56,085.00      0.009%
DENTAL OPERATORY                      477     1.324%      10,782,993.68     1.862%     10,820,841.99      1.730%
DIGITAL CAMERAS                         1     0.003%           5,667.88     0.001%          6,213.39      0.001%
Document Imaging Equipment            353     0.980%       6,647,848.43     1.148%      7,128,829.46      1.140%
ECG (EKG) AND                          99     0.275%       1,720,973.79     0.297%      1,829,466.76      0.292%
EEG                                     2     0.006%          24,265.99     0.004%         24,754.00      0.004%
ELECTRONICS                           181     0.502%      30,914,636.05     5.338%     36,417,060.37      5.821%
FABRICATION EQUIPMENT                   4     0.011%       1,019,672.09     0.176%      1,081,561.72      0.173%
FACSIMILE                           1,853     5.143%       6,559,439.96     1.133%      7,389,237.53      1.181%
FOOD PROCESSING                         2     0.006%         108,416.80     0.019%         95,834.29      0.015%
FURNITURE AND                          14     0.039%         566,965.12     0.098%        543,446.59      0.087%
GAMMA CAMERAS                          27     0.075%       4,499,304.47     0.777%      4,982,225.05      0.796%
HEATING & AIR                           2     0.006%          29,125.53     0.005%         25,870.00      0.004%
HOLTER MONITORS                        39     0.108%         619,056.78     0.107%        648,810.99      0.104%
HOSP BEDS;ELEC,STRYKER                 25     0.069%         320,368.91     0.055%        331,594.93      0.053%




SUNDAY, FEBRUARY 28, 1999                                            PAGE 1 OF 3


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DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR
IMMEDIATELY.

                                                                           % POOL            SUM OF      % POOL
                                COUNT OF                    DISCOUNTED      USING             EQUIP       USING
DESCRIPTION                    CONTRACTS     % POOL            BALANCE    BALANCE              COST        COST


Image Setters                          1     0.003%          92,509.50     0.016%        121,195.00      0.019%
INDUSTRIAL PRODUCTION                  3     0.008%         171,501.38     0.030%        149,531.25      0.024%
Jukeboxes/Storage                      2     0.006%          27,817.13     0.005%         28,400.00      0.005%
Laminating Devices                     2     0.006%          16,157.08     0.003%         15,626.69      0.002%
LASERS                                27     0.075%       1,734,880.74     0.300%      1,921,502.30      0.307%
LAUN,KTCHN,FOOD SRVC                   3     0.008%          50,880.81     0.009%         43,485.10      0.007%
LAUNDRY EQUIPMENT                      1     0.003%         115,925.91     0.020%        120,000.00      0.019%
LIFT TRUCKS                            2     0.006%          21,931.69     0.004%         43,067.22      0.007%
LINEAR ACCELERATORS                    1     0.003%         535,390.95     0.092%        960,012.50      0.153%
LITHOTRIPTERS AND                      6     0.017%         621,047.95     0.107%        649,049.00      0.104%
MACHINE TOOLS                          2     0.006%         245,529.86     0.042%        247,015.00      0.039%
MAILING EQUIPMENT                     39     0.108%         407,569.49     0.070%        407,532.91      0.065%
MAMMOGRAPHY                           11     0.031%       1,178,601.28     0.204%      1,380,290.54      0.221%
MATERIALS HANDLING                     1     0.003%           5,385.47     0.001%          4,858.00      0.001%
MBL X-RAY SYSTMS;                      4     0.011%         314,313.59     0.054%        352,376.31      0.056%
MEDICAL EQUIPMENT                     11     0.031%         630,771.92     0.109%        622,355.87      0.099%
MICROFILM EQUIPMENT                    4     0.011%          76,099.89     0.013%         92,866.12      0.015%
MICROGRAPHICS(MICROFI                  2     0.006%          41,509.23     0.007%         41,673.00      0.007%
MISC COMMERCIAL &                     84     0.233%       1,528,605.43     0.264%      1,776,955.28      0.284%
MISC HOSP EQP                        286     0.794%      61,742,560.58    10.662%     60,451,330.80      9.663%
MISC LAB                               7     0.019%         191,352.06     0.033%        184,913.42      0.030%
MISC VET EQP; CAGES,                   4     0.011%          36,119.74     0.006%         59,793.00      0.010%
MISC X-RAY                            14     0.039%         774,590.25     0.134%        828,802.16      0.132%
MISCELLANEOUS                        121     0.336%       1,861,701.66     0.321%      1,879,393.86      0.300%
MRI SYSTEMS                            4     0.011%       1,807,076.92     0.312%      2,056,507.07      0.329%
OFFICE FURNITURE                      31     0.086%         656,191.69     0.113%        638,707.31      0.102%
OPERATING MICROSCOPES                  7     0.019%         139,323.16     0.024%        222,546.31      0.036%
OPHTLMC DIAG EQP(SLIT                150     0.416%       3,198,659.98     0.552%      3,337,217.75      0.533%
OPT EQP;LENS                         386     1.071%       4,719,383.80     0.815%      5,215,735.15      0.834%
PACKAGING EQUIPMENT                   42     0.117%       1,403,419.91     0.242%      1,602,221.75      0.256%
PATIENT MONITORING                   122     0.339%       4,394,101.66     0.759%      4,688,692.91      0.749%
PATIENT ROOM                           5     0.014%          34,905.65     0.006%         53,216.45      0.009%
PHONE, TV, COMM EQUIP                 18     0.050%         220,405.02     0.038%        225,225.14      0.036%
PHOTO EQUIPMENT                        2     0.006%          29,389.25     0.005%         26,395.00      0.004%


SUNDAY, FEBRUARY 28, 1999                                            PAGE 2 OF 3

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DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR
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

                                                                          % POOL            SUM OF      % POOL
                               COUNT OF                    DISCOUNTED      USING             EQUIP       USING
DESCRIPTION                   CONTRACTS     % POOL            BALANCE    BALANCE              COST        COST


PHOTOCOPY EQUIPMENT                   3     0.008%         92,409.66      0.016%        104,897.35      0.017%
PHYS MISC MEDICAL EQP               882     2.448%     21,429,056.23      3.700%     22,334,278.53      3.570%
PHYS OFFC FURN,                      24     0.067%        434,642.73      0.075%        522,730.49      0.084%
PODIATRY EQUIPMENT                    2     0.006%         29,724.97      0.005%         29,650.00      0.005%
PRINTING EQUIPMENT                  200     0.555%      6,838,084.06      1.181%      6,776,333.97      1.083%
PROCESSING EQUIPMENT                  4     0.011%        208,962.35      0.036%        214,505.00      0.034%
PULSE OXIMETRY                        2     0.006%         25,044.27      0.004%         30,235.50      0.005%
RADIOGRAPHIC                          3     0.008%        318,084.44      0.055%        336,670.00      0.054%
RESPIRATORY THERAPY                 753     2.090%     20,388,913.25      3.521%     22,189,415.91      3.547%
RESTAURANT, HOTEL &                   3     0.008%        120,341.03      0.021%        109,170.73      0.017%
SALES TAX-PO                          1     0.003%         42,417.87      0.007%         42,325.75      0.007%
Scanners                              8     0.022%        140,029.79      0.024%        153,230.85      0.024%
SECURITY SYSTEMS                      3     0.008%         37,473.64      0.006%         34,743.67      0.006%
Standard Printers                    41     0.114%        580,318.63      0.100%        635,318.14      0.102%
STANDARD TEST AND                     1     0.003%          2,554.69      0.000%          2,708.48      0.000%
STANDARD X-RAY                       28     0.078%      1,380,892.41      0.238%      1,466,565.70      0.234%
SURGICAL EQP; SCOPES,                 9     0.025%        174,476.45      0.030%        171,598.28      0.027%
TELEPHONE                            45     0.125%        816,197.09      0.141%        832,829.94      0.133%
TELEX                                 1     0.003%          8,466.19      0.001%         15,221.00      0.002%
TRANSPORTATION                        1     0.003%          5,599.92      0.001%          5,950.00      0.001%
ULTRASOUND                          126     0.350%      7,195,679.48      1.243%      7,887,466.31      1.261%
VENDING MACHINES                      8     0.022%        102,038.24      0.018%         82,500.00      0.013%
Wide Format Printers                  1     0.003%         13,582.83      0.002%         20,034.48      0.003%
WOODWORKING                           1     0.003%         26,747.66      0.005%         23,320.00      0.004%
WORKING CAPITAL                      51     0.142%      1,461,160.75      0.252%      1,408,745.89      0.225%
X-RAY SPEC PROCDRS                    2     0.006%        226,202.96      0.039%        210,556.66      0.034%

TOTALS:                          36,029   100.000%       579,105,377    100.000%       625,601,891    100.000%





SUNDAY, FEBRUARY 28, 1999                                            PAGE 3 OF 3

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DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR
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